UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

JULY 29, 2011
Date of Report (Date of earliest event reported)

ESP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52506	98-0440762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Lions Club Street
Scott, LA	70583
(Address of principal executive offices)	(Zip Code)

(337) 706-7056
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

At the 2011 Annual Meeting, our stockholders approved amendments to the Company’s Articles of Incorporation including an amendment to (1) decrease the authorized shares of our common stock from 1,200,000,000 shares to 350,000,000 shares and (2) authorize a new class of stock, preferred stock, and that such class shall have 10,000,000 shares of stock authorized at $.001 par value.  The Certificate of Amendment to the Company’s Articles of Incorporation reflecting the foregoing amendments were filed with the Secretary of State of the State of Nevada and became effective on August 2, 2011.  The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed herewith as Exhibits 3.1 to this report and is incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, our stockholders (i) elected three (3) members of the Board of Directors to one-year terms; (ii) approved the 2011 Stock Option and Incentive Plan; (iii) approved an amendment and restatement to our Bylaws including an amendment to (1) authorize the Board of Directors discretion to set the date of Annual Meetings, (2) authorize the Company to take actions by approval of the holders of a majority of the shares entitled to vote and (3) authorize the Board of Directors to amend the Bylaws; (iv) approved an amendment to our Articles of Incorporation including an amendment to (1) decrease the authorized shares of our common stock from 1,200,000,000 shares to 350,000,000 shares and (2) authorize a new class of stock, preferred stock, and that such class shall have 10,000,000 shares of stock authorized at $.001 par value; and (v) ratified the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Set forth below are the voting results for these proposals:

Proposal 1:	As to the election of directors, the number of votes cast in favor of each nominee was a follows:

Director Nominee Name	Number of Votes For	Number of Votes Against
David Dugas	56,592,933	288,665
Tony Primeaux	56,592,933	288,665
William M. Cox	56,862,926	18,672

Proposal 2:	To approve the 2011 Stock Option and Incentive Plan, the voting is as follows:

FOR	AGAINST	ABSTAIN
56,249,780 Common Shares	593,522 Common Shares	38,296 Common Shares

Proposal 3:	To amend and restate our Bylaws including an amendment to authorize the Board of Directors discretion to set the date of Annual Meetings, the voting is as follows:

FOR	AGAINST	ABSTAIN
56,824,779 Common Shares	19,058 Common Shares	37,761 Common Shares

Proposal 4:	To amend and restate our Bylaws including an amendment to authorize the Company to take actions by approval of the holders of a majority of the shares entitled to vote, the voting is as follows:

FOR	AGAINST	ABSTAIN
56,808,155 Common Shares	35,648 Common Shares	37,795 Common Shares

Proposal 5:	To amend and restate our Bylaws including an amendment to authorize the Board of Directors to amend the Bylaws, the voting is as follows:

FOR	AGAINST	ABSTAIN
56,511,354 Common Shares	356,348 Common Shares	13,896 Common Shares

Proposal 6:	To amend our Articles of Incorporation including an amendment to decrease the authorized shares of our Common Stock from 1,200,000,000 shares to 350,000,000 shares, the voting is as follows:

FOR	AGAINST	ABSTAIN
56,859,531 Common Shares	21,557 Common Shares	510 Common Shares

Proposal 7:	To amend our Articles of Incorporation including an amendment to authorize 10,000,000 Shares of Preferred Stock, the voting is as follows:

FOR	AGAINST	ABSTAIN
56,250,849 Common Shares	630,158 Common Shares	591 Common Shares

Proposal 8:	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011, the voting is as follows:

FOR	AGAINST	ABSTAIN
56,873,833 Common Shares	7,515 Common Shares	250 Common Shares

Item 9.01                      Financial Statements and Exhibits

Exhibits
3.1	Certificate of Amendment to Articles of Incorporation of ESP Resources, Inc. dated August 2, 2011

99.1	Press Release entitled “Stockholders Approve All Proposals at ESP Resources’ Annual Meeting,” dated August 4, 2011

SIGNATURES

ESP RESOURCES, INC.

Dated: August 4, 2011	By:	/s/ David Dugas
David Dugas
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Articles of Incorporation of ESP Resources, Inc. dated August 2, 2011

99.1	Press Release entitled “Stockholders Approve All Proposals at ESP Resources’ Annual Meeting,” dated August 4, 2011

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